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                                                                   Exhibit 99.1


                       SPECIAL MEETING OF STOCKHOLDERS OF

                              ILEX ONCOLOGY, INC.

                                  JULY 1, 2004


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   x Please detach along perforated line and mail in the envelope provided. x

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      PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
       PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/
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                      THE BOARD OF DIRECTORS RECOMMENDS A
                        VOTE FOR THE FOLLOWING PROPOSAL.
                             ---

                                                          FOR  AGAINST  ABSTAIN

1.     Proposal to adopt the Agreement and Plan of        / /   / /      / /
       Merger, dated as of February 26, 2004, among Genzyme Corporation, GLBC Corp., GLBC LLC and
       ILEX Oncology, Inc. and approve the merger contemplated thereby.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AMONG GENZYME AND ILEX AND APPROVE THE MERGER CONTEMPLATED THEREBY.

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To change the address on your account, please check the box at right       / /
and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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
Signature of Stockholder                     Date:               Signature of Stockholder                     Date:
                         ------------------        -------------                          -------------------      -------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


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P
R
O
X
Y
                         ILEX ONCOLOGY, INC.
       PROXY -- SPECIAL MEETING OF STOCKHOLDERS -- JULY 1, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned stockholder of ILEX Oncology, Inc. (the "Company") hereby appoints Ronald G. Tefteller and Mark P. Mellin, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Thursday, July 1, 2004, at 10:00 a.m. Eastern Time, at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present, and particularly, without limiting the generality of the foregoing, to vote and act on the following matter and in their discretion upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

       Stockholders of record at the close of business on May 28, 2004 will be entitled to vote at the Special Meeting or any adjournments or postponements thereof.

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  SEE                                                                     SEE
REVERSE       (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)          REVERSE
  SIDE                                                                    SIDE
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